SCHEDULE A

                        Hancock Horizon Family of Funds

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                                     Institutional                                                           Institutional Sweep
                                     Class Shares       Class A Shares    Class C Shares    Class D Shares     Class Shares
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Government Money Market Fund              X                   X                                                      X
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Core Bond Fund                            X                   X                 X
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Value Fund                                X                   X                 X
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Growth Fund                               X                   X                 X
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Burkenroad Small Cap Fund                                     X                                    X
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Diversified International                 X                   X                 X
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Quantitative Long/Short Fund              X                   X                 X
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Louisiana TaxFree Income Fund             X                   X
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Mississippi TaxFree Income Fund           X                   X
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Diversified Income Fund                   X                   X                 X
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